SUPPLEMENT DATED JANUARY 2, 2009

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF WESTERN ASSET INSTITUTIONAL GOVERNMENT MONEY MARKET FUND DATED SEPTEMBER 15, 2008

Effective as of the date of this Supplement, the following replaces any contrary information in the Prospectus and Statement of Additional Information (“SAI”) of the fund listed above (the “Fund”). This Supplement does not purport to be a complete description of the Fund and should be read in conjunction with the Prospectus and SAI referred to above.

Effective January 2, 2009, the Fund has entered into a transfer agency agreement with Boston Financial Data Services, Inc. (“BFDS”), pursuant to which BFDS will act as a transfer agent for certain investors in the Fund, including investors investing in the Fund through certain Service Agents. The principal business office of BFDS is located at 2 Heritage Drive, North Quincy, MA 02171. The Fund’s current transfer agent, PNC Global Investment Servicing, will continue to service existing investors and new investors investing through certain Service Agents in the Fund.

For new investors wishing to invest directly with the Fund, please call the Fund at 1-800-625-4554 between 8:30 a.m. and 5:00 p.m. or write to the transfer agent at the following address:

Regular Mail:

Western Asset Institutional Government Money Market Fund

c/o Boston Financial Data Services

P.O. Box 55083

Boston, MA 02205

Express, Certified or Registered Mail:

Western Asset Institutional Government Money Market Fund

c/o Boston Financial Data Services

30 Dan Road Canton, MA 02021-2809

If you purchased your Fund shares directly from the Fund on or after January 2, 2009, contact the Fund at the number or address above to exchange or redeem Fund shares. All other Fund investors should continue to follow the procedures disclosed in the Fund’s current Prospectus. Please contact your Service Agent or the Fund for more information.

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